Exhibit 99.1

Momentus Inc. Announces Second Quarter 2022 Financial Results
SAN JOSE, CA – August 11, 2022 – Momentus Inc. (NASDAQ: MNTS) (“Momentus” or the "Company”), a U.S. commercial space company that plans to offer transportation and other in-space infrastructure services, today announced its financial results for the second quarter ended June 30, 2022.
"We continue to make progress toward our goal of being a key provider of transportation and infrastructure services to the emerging new space economy," said Momentus Chief Executive John Rood. “During the second quarter, we retired regulatory risk, cleared all remaining licensing hurdles, and flew our inaugural demonstration mission with our Vigoride vehicle. Since the last earnings call, we have also deployed seven customer satellites in low Earth orbit (six from Vigoride 3, one from a third party deployer). We have learned a great deal from this first launch and from observing how the Vigoride orbital transfer vehicle performed in space during its initial demonstration mission. We plan to incorporate improvements into future Vigoride vehicles, beginning with the one that we plan to fly during our next mission this Fall.”
Second Quarter 2022 Business and Financial Highlights:
•Retired regulatory risk, including securing all necessary government licenses and approvals from the FAA, FCC, and NOAA to launch our first orbital transfer vehicle, Vigoride 3, to space.
•Completed assembly and ground-testing of the Vigoride 3 spacecraft, integrated customer payloads, and shipped it to the launch site at Cape Canaveral, Florida.
•Launched Vigoride 3 to low earth orbit onboard SpaceX’s Transporter-5 mission.
•Confirmed that two customer satellites were deployed from Vigoride 3 during the second quarter of 2022. An additional four customer satellites have since been deployed in the third quarter from Vigoride 3, for a total of six, thus far.
•Deployed a customer satellite from a third-party deployer system on the same SpaceX rocket, which is part of the Company’s effort to explore the adjacent ride-share aggregation market segment, bringing to seven the total number of satellites deployed recently by the company in low Earth orbit (six from Vigoride 3, one from a third party deployer).
•Identified root cause of all the anomalies experienced on the Vigoride 3 mission and are on track to implement corrective actions on the next Vigoride mission scheduled for this Fall.
•Developed a plan to reduce expected cash burn rate and extend cash runway through the end of 2023. The Company plans to reduce its cash burn below previously-planned levels by reducing overhead spending and delaying longer-dated research and development projects. The company plans to continue development of the Vigoride vehicle, including planned launches on SpaceX rideshare missions targeted for November 2022, February 2023, and May 2023.
•Added key talent with impressive and long careers that will provide a competitive advantage. Key additions included:
◦Charles Chase, Vice President of Engineering;
◦Nick Zello, Vice President of Manufacturing and Operations;
◦Gary Bartmann, Vice President of Supply Chain; and
◦Krishnan J. Anand, Vice President of Program Management.
Note: Krishnan Anand’s hiring occurred after the close of the second quarter of 2022.

Conference Call Information

Momentus Inc. will host a conference call to discuss the results today, August 11, 2022, at 12:00 p.m. Eastern Time (9:00 a.m. Pacific Time). To access the conference call, participants should dial +1 (800) 715-9871 and enter the conference ID number 3677381. International participants should dial +1 (646) 307-1963. The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.momentus.space/events-and-presentations. A recording of the webcast will also be available following the conference call.

About Momentus Inc.

Momentus is a U.S. commercial space company that plans to offer in-space infrastructure services, including in-space transportation, hosted payloads and in-orbit services. Momentus believes it can make new ways of operating in space possible with its planned in-space transfer and service vehicles that will be powered by an innovative water plasma-based propulsion system that is under development.

Forward-Looking Statements
This press release contains certain statements which may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding Momentus or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions.
Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: the ability of the Company to obtain licenses and government approvals for its missions, which are essential to its operations; the ability of the Company to effectively market and sell satellite transport services and planned in-orbit services; the ability of the Company to protect its intellectual property and trade secrets; the development of markets for satellite transport and in-orbit services; the ability of the Company to develop, test and validate its technology, including its water plasma propulsion technology; delays or impediments that the Company may face in the development, manufacture and deployment of next generation satellite transport systems; the ability of the Company to convert backlog or inbound inquiries into revenue; changes in applicable laws or regulations and extensive and evolving government regulations that impact operations and business, including export control license requirements; the ability to attract or maintain a qualified workforce with the required security clearances and requisite skills; product service or product or launch failures or delays that could lead customers to use competitors’ services; investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings; the effects of the COVID-19 pandemic on the Company’s business; the Company’s ability to comply with the terms of its National Security Agreement and any related compliance measures instituted by the director who was approved by the CFIUS Monitoring Agencies (the “Security Director”); the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and/or other risks and uncertainties. These are only some of the factors that may affect the forward-looking statements contained in this press release. For a discussion identifying additional important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, see the company’s filings with the U.S. Securities and Exchange Commission including, but not limited to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent quarterly reports on Form 10-Q. The company’s filings may be accessed through the Investor Relations page of its website, investor.momentus.space, or through the website maintained by the SEC at www.sec.gov. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Second Quarter 2022 Financial Results
MOMENTUS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Service revenue[1]	$50	$—	$50	$130
Cost of revenue[2]	12	—	12	48
Gross margin	38	—	38	82
Operating expenses:
Research and development expenses	10,896	20,794	20,867	30,700
Selling, general and administrative expenses	12,861	9,740	27,714	23,744
Total operating expenses	23,757	30,534	48,581	54,445
Loss from operations	(23,719)	(30,534)	(48,543)	(54,363)

Other income (expense):
Decrease (increase) in fair value of SAFE notes	—	100,803	—	182,367
Decrease (increase) in fair value of warrants	2,254	4,454	1,803	12,537
Realized loss on disposal of asset	1	—	(69)	—
Interest income	5	1	5	2
Interest expense	(1,413)	(3,389)	(2,905)	(4,357)
SEC settlement	—	(7,000)	—	(7,000)
Other income (expense)	—	(8)	3	(187)
Total other income (expense)	847	94,861	(1,163)	183,362
Income (loss) before income taxes	(22,872)	64,327	(49,706)	128,999
Income tax provision	—	1	—	1
Net income (loss)	$(22,872)	$64,327	$(49,706)	$128,998
Net income (loss) per share, basic	$(0.28)	$1.25	$(0.62)	$2.36
Net income (loss) per share, fully diluted	$(0.28)	$(0.59)	$(0.62)	$(0.90)
Weighted average shares outstanding, basic	81,319,533	51,474,305	80,642,670	54,620,299
Weighted average shares outstanding, fully diluted	81,319,533	69,653,223	80,642,670	72,847,925
1 - Prior year revenue recognized related to the cancellation of a customer contract, resulting in the forfeiture of a customer deposit
2 - Prior year cost of revenue represents costs incurred related to one of the cancelled contracts.

MOMENTUS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2022	December 31, 2021

ASSETS
Current assets:
Cash and cash equivalents	$109,052	$160,036
Restricted cash, current	1,005	197
Prepaids and other current assets	7,517	9,431
Total current assets	117,574	169,664
Property, machinery and equipment, net	4,514	4,829
Intangible assets, net	720	349
Operating right-of-use asset	6,991	7,604
Restricted cash, non-current	325	314
Other non-current assets	3,650	3,065
Total assets	$133,774	$185,825

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Accounts payable	$1,124	$1,911
Accrued expenses	7,031	9,785
Loan payable, current	10,113	20,907
Contract liabilities, current	481	—
Operating lease liability, current	1,132	1,189
Share repurchase liability	5,780	—
Other current liabilities	5,043	5,075
Total current liabilities	30,704	38,867
Contract liabilities, non-current	1,206	1,554
Loan Payable, non-current	8,544	—
Warrant liability	3,945	5,749
Operating lease liability, non-current	6,716	7,284
Other non-current liabilities	454	483
Total non-current liabilities	20,865	15,070
Total liabilities	51,569	53,937

Shareholders’ equity (deficit):
Common stock, $0.00001 par value; 250,000,000 shares authorized and 83,264,832 issued and outstanding as of June 30, 2022; 250,000,000 shares authorized and 81,211,781 issued and outstanding as of December 31, 2021	1	1
Additional paid-in capital	340,593	340,570
Accumulated deficit	(258,389)	(208,683)
Total shareholders’ deficit	82,205	131,888
Total Liabilities and Shareholders’ Deficit	$133,774	$185,825

MOMENTUS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities:
Net (loss) income	$(49,706)	$128,998
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	578	448
Amortization of debt discount and issuance costs	1,462	3,357
Amortization of right-of-use asset	613	661
Decrease in fair value of warrants	(1,803)	(12,537)
Decrease in fair value of SAFE notes	—	(182,367)
Impairment of prepaid launch costs	—	9,450
Loss on disposal of fixed asset	69	—
Stock-based compensation expense	5,247	8,112
Changes in operating assets and liabilities:
Prepaids and other current assets	1,914	(10,683)
Other non-current assets	(585)	(2,108)
Accounts payable	(742)	2,696
Accrued expenses	(2,555)	2,454
Accrued interest	53	—
Other current liabilities	(6)	2,043
Contract liabilities	133	450
Lease liability	(626)	(50)
Other non-current liabilities	11	5,000
Net cash used in operating activities	(45,943)	(44,077)

Cash flows from investing activities:
Purchase of property, machinery and equipment	(488)	(2,185)
Proceeds from sale of property, machinery and equipment	7	—
Purchases of intangible assets	(464)	(3)
Net cash used in investing activities	(945)	(2,187)

Cash flows from financing activities:
Proceeds from issuance of SAFE notes	—	30,853
Proceeds from issuance of loan payable	—	25,000
Proceeds from exercise of stock options	393	35
Proceeds from employee stock purchase plan	190	—
Repurchase of Section 16 Officer shares for tax coverage exchange	(97)	—
Payment of loan payable	(3,763)	—
Payment of debt issuance costs	—	(144)
Payment of warrant issuance costs	—	(31)
Net cash provided by financing activities	(3,277)	55,713

(Decrease) increase in cash and cash equivalents	(50,165)	9,449
Cash and cash equivalents, beginning of period	160,547	23,520
Cash and cash equivalents, end of period	$110,382	$32,968

Supplemental disclosure of non-cash investing and financing activities
Deferred offering costs in accounts payable and accrued expenses at period end	$—	$370
Deferred offering costs in loans payable at period end	$—	$1,500
Operating lease right-of-use assets in exchange for lease obligations	$—	$8,501
Share repurchase liability fair value	$5,780	$—

Supplemental disclosure of cash flow information
Cash paid for income taxes	$—	$1
Cash paid for interest	$1,392	$1,000

Reclassifications
Certain reclassifications have been made to the prior year’s financial statements to conform to the current year’s presentation. None of the reclassifications have changed the total assets, liabilities, shareholders’ deficit, income, expenses or net losses previously reported.
Use of Non-GAAP Financial Measures (unaudited)
This press release references certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. The Company defines adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. The Company defines non-GAAP selling, general, and administrative expenses and research and development expenses as those respective GAAP amounts, excluding stock-based compensation and non-recurring items not indicative of core operating performance None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.
The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company that is helpful in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.
Quarterly adjusted EBITDA
A reconciliation of adjusted EBITDA to net loss for the three months ended June 30, 2022, June 30, 2021, and March 31, 2022, is set forth below:

	Three Months Ended
(in thousands)	June 30, 2022	June 30, 2021	March 31, 2022
Net Income (Loss)	$(22,872)	$64,327	$(26,836)
Income tax expense	—	1	—
Interest income	(5)	(1)	—
Interest expense	1,413	3,389	1,492
Depreciation & amortization	284	249	294
EBITDA	(21,180)	67,965	(25,049)
(Decrease) increase in fair value of SAFE notes	—	(100,803)	—
(Decrease) increase in fair value of warrants	(2,254)	(4,454)	451
Realized loss on disposal of assets	(1)	—	70
SEC settlement	—	7,000	—
Prepaid launch deposit impairment	—	8,700	—
SEC and CFIUS legal expenses	505	3,514	795
Class action litigation legal expenses	600	—	795
Other litigation legal expenses	170	—	114
SEC compliance costs	36	—	2,135
NSA compliance costs	832	49	978
Severance and other related expenses[1]	7	156	350
Stock-based compensation	3,035	2,344	2,212
Adjusted EBITDA	$(18,250)	$(15,529)	$(17,149)
1 - Loss contingencies for certain severance agreements were reversed when the Company determined they would not be signed and paid

A reconciliation of selling, general, and administrative expenses to non-GAAP selling, general, and administrative expenses for the three months ended June 30, 2022, June 30, 2021, and March 31, 2022, is set forth below:

	Three Months Ended
(in thousands)	June 30, 2022	June 30, 2021	March 31, 2022
Selling, general, and administrative expenses	$12,861	$9,740	$14,853
Stock-based compensation	2,521	2,278	1,839
SEC and CFIUS legal expenses	505	3,514	795
Reduction in SEC and CFIUS legal expenses due to fee dispute resolution	—	—	—
Class action litigation legal expenses	600	—	795
Other litigation legal expenses	170	—	114
SEC compliance costs	36	—	2,135
NSA compliance costs	832	49	978
Severance and other related expenses	7	76	—
Non-GAAP selling, general, administration expenses	$8,190	$3,823	$8,197
A reconciliation of research and development expenses to non-GAAP research and development expenses for the three months ended June 30, 2022, June 30, 2021, and March 31, 2022, is set forth below:

	Three Months Ended
(in thousands)	June 30, 2022	June 30, 2021	March 31, 2022
Research and development expenses	$10,896	$20,794	$9,971
Prepaid launch deposit impairment	—	8,700	—
Stock-based compensation	514	66	373
Severance and other related expenses	—	80	350
Non-GAAP Research and development expenses	$10,382	$11,948	$9,248
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For media inquiries:
press@momentus.space

For investor relations inquiries:
investors@momentus.space